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                                                                       EXECUTION


                                 LIMITED WAIVER
                     AND FIRST AMENDMENT TO CREDIT AGREEMENT


         This LIMITED WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 6, 1998 and entered into by and among BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("BCC"), BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and Bankers Trust Company ("BTCO"), as agent for Lenders (in such capacity, "AGENT"), and solely with respect to
Section 5 hereof, Benedek License Corporation, a Delaware corporation ("BLC"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of December 17, 1997 (the "CREDIT AGREEMENT"), by and among BCC, Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

         WHEREAS, BCC, Company and Lenders desire to (i) amend the Credit Agreement to permit BCC to issue $100,000,000 in aggregate principal amount of __% Senior Exchangeable Preferred Stock, (ii) make certain other amendments as set forth below and (iii) permit the net proceeds resulting from the sale of such __% Senior Exchangeable Preferred Stock to be utilized to (a) redeem 100% of the Exchangeable Preferred Stock and (b) for other general corporate purposes.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1
                       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "NEW EXCHANGE DEBENTURE INDENTURE" means the indenture pursuant to which the New Exchange Indentures may be issued in the form described in the draft Offering Memorandum dated April 28, 1998 and otherwise in form and substance satisfactory to Agent and delivered to Lenders on or before May 15, 1998, as such indenture may be amended from time to time to the extent permitted under subsection 6.14.



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         "NEW EXCHANGE DEBENTURES" means the ___% Exchange Debentures due 2008 of BCC which may be issued pursuant to the New Exchange Debenture Indenture in exchange for the New Exchangeable Preferred Stock.

         "NEW EXCHANGEABLE PREFERRED CERTIFICATE OF DESIGNATION" means the provisions of BCC's Certificate of Designation, Preferences Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof relating to the New Exchangeable Preferred Stock, in the form described in the draft Offering Memorandum dated April 28, 1998 and otherwise in form and substance satisfactory to Agent and delivered to Lenders on or before May 15, 1998, and as such provisions may be amended from time to time thereafter to the extent permitted under subsection 6.14.

         "NEW EXCHANGEABLE PREFERRED STOCK" means the __% Exchangeable Preferred Stock due 2008 of BCC, par value $.01 per share, with a liquidation preference of $1,000 per share and with the other terms set forth in the New Exchangeable Preferred Certificate of Designation.

         "LIQUIDATED DAMAGES" means additional dividends or interest payable at the rate of 0.5% per annum on the New Exchangeable Preferred Stock or New Exchange Debentures, as the case may be, as a result of BCC's failure to comply with the registration rights granted in connection therewith.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Related Agreements" therefrom in its entirety and substituting the following therefor:

         "RELATED AGREEMENTS" means, collectively, the Brissette Acquisition Agreement, the Stauffer Acquisition Agreement, the Exchangeable Preferred Certificate of Designation, the New Exchangeable Preferred Certificate of Designation, the Seller Preferred Certificate of Designation, the Existing Senior Note Indenture, the Senior Subordinated Note Indenture, the Warrant Agreement, the Exchange Debentures, the New Exchange Debentures, the Exchange Debenture Indenture and the New Exchange Debenture Indenture.

         C. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the phrase "Liquidated Damages, if any," immediately following the second reference to "including" in the definition of "Consolidated Interest Expense" and immediately prior to the reference to "all commissions" in such definition.

         D. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting clause (ii) of the definition of "Subordinated Indebtedness" and substituting the following therefor:





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         "(ii) any Indebtedness of BCC evidenced by the Exchange Debentures or the New Exchange Debentures and".

         1.2 AMENDMENTS TO SECTION 4: COMPANY'S REPRESENTATIONS AND WARRANTIES

         A. Subsection 4.2C of the Credit Agreement is hereby amended by inserting the phrase ",New Exchangeable Preferred Stock" immediately after the reference to "Exchangeable Preferred Stock" contained therein .

         B. Subsection 4.2E(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         "(i) Seller Preferred Stock, Exchangeable Preferred Stock, New Exchangeable Preferred Stock and Warrants. The Seller Preferred Stock, Exchangeable Preferred Stock and Warrants sold on or before the Acquisition Date are duly and validly issued, fully paid and nonassessable. The New Exchangeable Preferred Stock sold on or before May 15, 1998 is or will be, as the case may be, duly and validly issued, fully paid and non-assessable. No stockholder of BCC has or will have any preemptive rights to subscribe for any additional equity Securities of BCC, except that holders of the Warrants shall have the right to exchange the Warrants for Class A Common Stock of BCC in accordance with the terms thereof. The issuance and sale of such Seller Preferred Stock, Exchangeable Preferred Stock, New Exchangeable Preferred Stock and Warrants, have either (a) been registered or qualified under applicable federal and state securities laws or (b) are exempt therefrom.

         1.3 AMENDMENTS TO SECTION 5: COMPANY'S AFFIRMATIVE COVENANTS

         A. Subsection 5.1(x) of the Credit Agreement is hereby amended by inserting the phrase "New Exchangeable Preferred Certificate of Designation" immediately after the reference to "Exchangeable Preferred Certificate of Designation," contained in clause (d) of subsection 5.1(x).

         B. Subsection 5.2 of the Credit Agreement is hereby amended by inserting the phrase ",New Exchangeable Preferred Stock" immediately following the first reference to "Seller Preferred Stock" and immediately prior to the reference to "and/or Exchangeable Preferred Stock".

         C. Section 5 of the Credit Agreement is hereby further amended by adding the following new subsection thereto:

         "5.15 NEW EXCHANGEABLE PREFERRED STOCK.

                 On or before May 15, 1998, each of BCC and Company shall deliver to Lenders a copy of each of the documents, agreements, certificates and instruments executed and delivered or to be executed and delivered in connection with the New





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         Exchangeable Preferred Stock, including, without limitation, the New
         Exchangeable Preferred Certificate of Designation, the New Exchange Debentures, and the New Exchange Debenture Indenture (collectively, the "NEW EXCHANGEABLE PREFERRED STOCK DOCUMENTS"), and such New Exchangeable Preferred Stock Documents shall be in the form described in that certain draft Offering Memorandum dated April 28, 1998 and otherwise in form and substance satisfactory to Agent."

         1.4 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

         A. Subsection 6.5 of the Credit Agreement is hereby amended by deleting the reference to "and" contained in clause (v) thereof, deleting the reference to "." in clause (vi) thereof and substituting a reference to "; and" therefor and inserting the following "(vii) BCC may pay any Liquidated Damages required to be paid in connection with the New Exchangeable Preferred Stock."

         B. Subsection 6.13 of the Credit Agreement is hereby amended by inserting a reference to ", New Exchangeable Preferred Stock" immediately following the reference to "Exchangeable Preferred Stock and Warrants" contained therein.


                                    SECTION 2
                                     WAIVER

         2.1 WAIVER. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of BCC and Company herein contained, Lenders hereby waive compliance with (i) the provisions of subsections 5.12A of the Credit Agreement to the extent, and only to the extent, necessary to permit (a) BCC to apply up to $97,000,000 of the net proceeds of the New Exchangeable Preferred Stock (the "NET NEW SECURITIES PROCEEDS") to (1) redeem all of the issued and outstanding Exchangeable Preferred Stock, (2) pay any premium in connection with the redemption of the Exchangeable Preferred Stock and (3) pay fees and expenses in connection with the issuance of New Exchangeable Preferred Stock and the redemption of the Exchangeable Preferred Stock and (b) BCC to apply the balance of such Net New Securities Proceeds (the "NET SECURITIES PROCEEDS BALANCE") to its general corporate purposes; provided that BCC will redeem all of the issued and outstanding Exchangeable Preferred Stock on or before June 15, 1998, (ii) the provisions of subsection 2.4(B)(iii)(f) of the Credit Agreement to the extent, and only to the extent, necessary to permit Company to apply the portion of the Net Securities Proceeds Balance that constitute Net Contribution Proceeds, if any, to its general corporate purposes, including to repay the Revolving Loans without permanently reducing the Revolving Loan Commitments and (iii) the provisions of subsection
6.5 of the Credit Agreement to the extent, and solely to the extent, necessary to permit BCC to redeem all of the issued and outstanding Exchangeable Preferred Stock with, together with the payment of any premiums in connection with the redemption of the Exchangeable Preferred Stock and any fees and expenses in connection with the issuance of the New Exchangeable Preferred Stock and the redemption of the Exchangeable Preferred Stock, up to $97,000,000 of the Net
New Securities Proceeds of the




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sale of the New Exchangeable Preferred Stock; provided that BCC shall have redeemed all of the issued and outstanding Exchangeable Preferred Stock on or before June 15, 1998.

         2.2 LIMITATION OF WAIVER.

             Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by BCC and Company, as the case may be, with the provisions of subsections 5.12A, 2.4B(iii)(f) and 6.5 of the Credit Agreement in the manner and to the extent described above, and nothing in this Section 2 shall be deemed to:

             (a) constitute a waiver of compliance by BCC and Company, as the case may be, with respect to (i) subsections 5.12A, 2.4B(iii)(f) and
         6.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the issuance, sale or redemption described herein or otherwise); or

             (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Section 2) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

             Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


                                    SECTION 3
                           CONDITIONS TO EFFECTIVENESS

         Section 1 and Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. On or before the First Amendment Effective Date, each of BCC, Company and BLC shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

             (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and each of the New Exchangeable Preferred Stock Documents, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;





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             (ii) Signature and incumbency certificates of its officers executing this Amendment; and

             (iii) Executed copies of this Amendment.

         B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents (other than New Exchangeable Preferred Stock Documents to be executed and delivered after the First Amendment Effective Date) as Agent may reasonably request.


                                    SECTION 4
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of BCC and Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each of BCC and Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the New Exchangeable Preferred Stock Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the New Exchangeable Preferred Stock Documents have been duly authorized by all necessary corporate action on the part of Company and BCC, as the case may be.

         C. NO CONFLICT. The execution and delivery by each of BCC and Company of this Amendment and the New Exchangeable Preferred Stock Documents and the performance by each of BCC and Company of the Amended Agreement and the New Exchangeable Preferred Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to BCC or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of BCC or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on BCC or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of BCC or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of BCC or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of BCC or any of its Subsidiaries,



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except for such approvals or consents which have been obtained on or before the
First Amendment Effective Date and disclosed in writing to Lender.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each of BCC and Company of this Amendment and the New Exchangeable Preferred Stock Documents and the performance by each of BCC and Company of the Amended Agreement and the New Exchangeable Preferred Stock Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been and, upon their execution and delivery, the New Exchangeable Preferred Stock Documents will be, duly executed and delivered by each of BCC and Company and this Amendment and the Amended Agreement are and, upon their execution and delivery, the New Exchangeable Preferred Stock Documents will be, the legally valid and binding obligations of BCC and Company, enforceable against BCC and Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         H. ORGANIZATIONAL DOCUMENTS. None of the Certificate of Incorporation, Bylaws or any other constating document of any of BCC, Company or BLC has been amended, modified or otherwise supplemented since December 17, 1997 and the Certificates of Incorporation, Bylaws and other constating documents of each of BCC, Company and BLC delivered to Agent and Lenders in connection with execution and delivery of the Credit Agreement on December 19, 1997 are true, correct and complete copies of such Certificate of Incorporation, Bylaws or other constating documents as in effect as of the date hereof.

                                    SECTION 5
                           ACKNOWLEDGMENT AND CONSENT

         BLC hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of BLC under the License Sub Guaranty and each of the other



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Loan Documents to which it is a party shall not be impaired and the License Sub
Guaranty and each of the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                                    SECTION 6
                                  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

             (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

             (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which



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when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by BCC, Company, BLC and Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        BCC:

                                        BENEDEK COMMUNICATIONS CORPORATION


                                        By: /s/ Ronald L. Lindwall
                                            _________________________
                                            Title:



                                        COMPANY:

                                        BENEDEK BROADCASTING CORPORATION


                                        By: /s/ Ronald L. Lindwall
                                            _________________________
                                            Title:


                                        LENDERS:

                                        BANKERS TRUST COMPANY,
                                        individually and as Agent


                                        By: /s/_______________________
                                            Title:


                                        NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/_______________________
                                            Title:






                                       S-1



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                                        PILGRIM AMERICA PRIME RATE TRUST

                                        By: PILGRIM AMERICA INVESTMENTS, INC.,
                                            as its Investment Manager


                                        By:   /s/ THOMAS C. HUNT
                                            __________________________________
                                                  Thomas C. Hunt
                                            Title: Assistant Portfolio Manager


                                        PRIME INCOME TRUST


                                        By: /s/ _______________________
                                            Title: Authorized Signatory


                                        KZH HOLDING CORPORATION III


                                        By: _________________________
                                            Title:


                                        SENIOR DEBT PORTFOLIO

                                        BY: BOSTON MANAGEMENT RESEARCH, AS
                                            Investment Advisor


                                        By: /s/ Scott H. Page
                                            ______________________
                                                Scott H. Page
                                            Title: Vice President


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: _________________________
                                            Title:


                                        VAN KAMPEN CLO I, LIMITED

                                        By: VAN KAMPEN AMERICAN CAPITAL
                                            MANAGEMENT, INC.,
                                            as Collateral Manager

                                        By: /s/ Jeffrey W. Mallet
                                            _________________________
                                                Jeffrey W. Mallet
                                            Title: Senior Vice President
                                                   & Director




                                       S-2




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                                        VAN KAMPEN CLO I, LIMITED

                                        By: VAN KAMPEN AMERICAN CAPITAL
                                            MANAGEMENT, INC.,
                                            as Collateral Manager

                                        By: _________________________
                                            Title:


                                        VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST


                                        By: /s/ Jeffrey W. Mallet
                                            _________________________
                                                Jeffrey W. Mallet
                                            Title: Senior Vice President



                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY



                                        By: /s/
                                            ________________________
                                            Title: Manager Director


                                        STRATA FUNDING LTD.



                                        By: /s/
                                            __________________________
                                            Title: Director




                                       S-3



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ACKNOWLEDGED AND CONSENTED
TO AS OF MAY 6, 1998:


BENEDEK LICENSE CORPORATION


By: /s/ Ronald L. Lindwall
    _________________________
    Title:






                                       S-4




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